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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): DECEMBER 3, 1997

                              WESTERN PACIFIC AIRLINES, INC.
               (Exact name of registrant as specified in its charter)




         DELAWARE                     0-27238            86-0758778
(State or other jurisdiction        (Commission       (I.R.S. Employer
      of incorporation)             File number)      Identification No.)



2864 South Circle Drive
COLORADO SPRINGS, CO                               80906
(Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737



                        -----------------------------------------------------
                  Former name or former address, if changed since last report





Item 5.  OTHER EVENTS.

      On December 3, 1997, the United States Bankruptcy Court for the District of Colorado (the "Court") issued an Order Authorizing Debtor to Obtain Post-Petition Financing (the "Order") that authorized Western Pacific Airlines, Inc., a Delaware corporation (the "Registrant") to enter into a Credit Agreement, dated as of December 3, 1997 (the "Credit Agreement"), by and among the Registrant, Energy Management Corporation ("Energy") and Sundance Venture Partners, L.P. II ("Sundance," and together with Energy, the "Lender"). The Credit Agreement provides for up to $30.0 million in post-petition financing to the Registrant as debtor and debtor-in-possession, the first $10.0 million of which was advanced to the Registrant on December 4, 1997. The obligations of the Registrant under the Credit Agreement are secured pursuant to a Security and Pledge Agreement, dated as of December 3, 1997 (the "Security and Pledge Agreement"), by and among the Registrant and the Lender, whereby the Registrant
(i) granted the Lender a security interest in its assets and (ii) pledged to the Lender all the Registrant's capital stock in its subsidiaries. Pursuant to the Credit Agreement, the additional $20.0 million of financing will become available to the Registrant pursuant to a multiple draw credit facility no later than December 20, 1997 provided that certain conditions are met by such date, including, without limitation, the filing with the Court of a plan of reorganization for the Registrant that is acceptable to the Lender in all material respects.

      A copy of the Order, the Credit Agreement and the Security and Pledge Agreement are attached as Exhibits 10.1, 10.2 and 10.3 hereto respectively, and are hereby incorporated by reference.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (c)   Exhibits

            10.1 Order Authorizing Debtor to Obtain Post-Petition Financing Pursuant To 11 U.S.C. Section 364(c), (d) as filed with the United States Bankruptcy Court for the District of Colorado.

            10.2 Credit Agreement, dated December 3, 1997, by and among Western Pacific Airlines, Inc., Energy Management Corporation and Sundance Venture Partners, L.P. II.

            10.3 Security and Pledge Agreement, dated December 3, 1997, by and among Western Pacific Airlines, Inc., Energy Management Corporation and Sundance Venture Partners, L.P. II.






                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December __, 1997                  WESTERN PACIFIC AIRLINES, INC.


                                          By: /S/ROBERT A. PEISER____
                                          Name:   Robert A. Peiser
                                          Title:  President and Chief
                                                  Executive Officer







                                      INDEX


EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT

10.1 Order Authorizing Debtor to Obtain Post-Petition Financing Pursuant To 11 U.S.C. Section 364(c), (d) as filed with the United States Bankruptcy Court for the District of Colorado.

10.2 Credit Agreement, dated December 3, 1997, by and among Western Pacific Airlines, Inc., Energy Management Corporation and Sundance Venture Partners, L.P. II.

10.3 Security and Pledge Agreement, dated December 3, 1997, by and among Western Pacific Airlines, Inc., Energy Management Corporation and Sundance Venture Partners, L.P. II.